Exhibit 10.1

AMENDMENT NO. 2

AMENDMENT NO. 2 dated as of October 13, 2000 among HISPANIC BROADCASTING CORPORATION, formerly known as Heftel Broadcasting Corporation (the “Borrower”); the SUBSIDIARY GUARANTORS listed on the signature pages hereto; and the LENDERS listed on the signature pages hereto (the “Lenders”).

The Borrower, the Subsidiary Guarantors, the Lenders and The Chase Manhattan Bank, as administrative agent, are parties to a Credit Agreement dated as of February 14, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the “Credit Agreement”) providing, subject to the terms and conditions thereof, for extensions of credit to be made by said Lenders to the Borrower.  The Borrower, the Subsidiary Guarantors and the Lenders wish to amend the Credit Agreement in certain respects, and accordingly, the parties hereto hereby agree as follows:

Section 1.  Definitions.  Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.

Section 2.  Amendments.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, but effective as of the date hereof, the Credit Agreement shall be amended as follows:

2.01.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein” and “hereof”) shall be deemed to be references to the Credit Agreement as amended hereby.

2.02.  Section 7.17 of the Credit Agreement shall be amended by adding the following paragraph immediately following the second paragraph thereof:

“In addition to the foregoing, the Borrower may, commencing with the effectiveness of the amendments contemplated by Amendment No. 2 hereto and without reduction of the Restricted Payment Basket, repurchase shares of its Capital Stock for consideration in an aggregate amount up to but not exceeding $150,000,000.”

Section 3.  Representations and Warranties.  The Borrower represents and warrants to the Lenders that the representations and warranties set forth in Article IV of the Credit Agreement are true and complete on the date hereof as if made on and as of the date hereof and as if each reference in said Article IV to the Credit Agreement included reference to the Credit Agreement as amended by this Amendment No. 2.

Section 4.  Conditions Precedent.  As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 shall become effective, as of the date hereof, upon the execution and delivery by each of the Borrower, the Subsidiary Guarantors, and Lenders representing Required Lenders.

Section 5.    Miscellaneous.  Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect.  This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart.  This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

HISPANIC BROADCASTING CORPORATION (formerly known as Heftel Broadcasting Corporation)

By	/s/ Jeffrey T. Hinson
	Title:	Senior Vice President and
Chief Financial Officer

SUBSIDIARY GUARANTORS

HBC BROADCASTING TEXAS, L.P.
By HBC GP Texas, Inc., its general partner
HBC FLORIDA, INC.
HBC HOUSTON LICENSE CORP.
HBC ILLINOIS, INC.
HBC INVESTMENTS, INC.
HBC-LAS VEGAS, INC.
HBC LICENSE CORP.
HBC LOS ANGELES, INC.
HBC NETWORK, INC.
HBC NEW YORK, INC.
HBC PHOENIX, INC.
HBC SAN DIEGO, INC.
HBC TOWER COMPANY, INC.
HBCi, INC.
KCYT-FM LICENSE CORP.
KECS-FM LICENSE CORP.
KESS-AM LICENSE CORP.
KESS-TV LICENSE CORP.
KHCK-FM LICENSE CORP.
KICI-AM LICENSE CORP.
KICI-FM LICENSE CORP.
KLSQ-AM LICENSE CORP.
KLVE-FM LICENSE CORP.
KMRT-AM LICENSE CORP.
KTNQ-AM LICENSE CORP.

LA OFERTA, INC.
LICENSE CORP. NO. 1
LICENSE CORP. NO. 2
MI CASA PUBLICATIONS, INC.
MOMENTUM RESEARCH, INC.
SPANISH COAST-TO-COAST, LTD.
TC TELEVISION, INC.
TICHENOR LICENSE CORPORATION
TMS ASSETS CALIFORNIA, INC.
TMS LICENSE CALIFORNIA, INC.
WADO RADIO, INC.
WADO-AM LICENSE CORP.
WLXX-AM LICENSE CORP.
WPAT-AM LICENSE CORP.
WQBA-AM LICENSE CORP.
WQBA-FM LICENSE CORP.

By	/s/	Jeffrey T. Hinson
	Title:	Senior Vice President and
Chief Financial Officer

LENDERS

ABN AMRO BANK N.V.		BANK OF HAWAII

By	/s/ Laurie C. Tuzo	By	/s/ Luke Yeh
	Title: Senior Vice President		Title: Vice President

By	/s/ Eric R. Hollingsworth
Title: Vice President

BANK OF MONTREAL		THE BANK OF NEW YORK

By	/s/ Karen Klapper	By
	Title: Director		Title:

THE BANK OF NOVA SCOTIA		THE CHASE MANHATTAN BANK

By	/s/ Paul Weissenberger	By	/s/ Tracey Navin Ewing
	Title: Director		Title: Vice President

CIBC, INC.		CREDIT AGRICOLE INDOSUEZ

By	/s/ M. Beth Miller	By	/s/ John McClasky
	Title: Authorized Signatory		Title: First Vice President

		By	/s/ Mark J. Whitman
Title: Assistant Vice President

FLEET BANK, N.A.		MELLON BANK, N.A.

By	/s/ Lisa Pellow	By	/s/ Alexander M. Gordon
	Title: Managing Director		Title: Assistant Vice President

MICHIGAN NATIONAL BANK		SUNTRUST BANK, CENTRAL FLORIDA, N.A.

By	/s/ Draga Palincas	By	/s/ Kimberly S. Evans
	Title: Vice President		Title: Director

TORONTO DOMINION (TEXAS), INC.		UNION BANK OF CALIFORNIA, N.A.

By		By	/s/ Christina Moore
	Title:		Title: Assistant Vice President